SCHEDULE 14A

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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Capital One Financial Corporation

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 1, 2014.

CAPITAL ONE FINANCIAL CORPORATION	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	March 6, 2014
	Date: May 1, 2014	Time: 10:00 AM EDT
Location: Corporate Headquarters
1680 Capital One Drive
McLean, VA 22102

CAPITAL ONE FINANCIAL CORPORATION 1680 CAPITAL ONE DR. MCLEAN, VA 22102-3491	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M68093-P45408-Z62110

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  1. Notice & Proxy Statement    2. Annual Report on Form 10-K

  How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:              sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 17, 2014 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M68094-P45408-Z62110

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	1a.	Richard D. Fairbank

	1b.	Patrick W. Gross

	1c.	Ann Fritz Hackett

	1d.	Lewis Hay, III

	1e.	Benjamin P. Jenkins, III

	1f.	Pierre E. Leroy

	1g.	Peter E. Raskind

	1h.	Mayo A. Shattuck III

	1i.	Bradford H. Warner

	1j.	Catherine G. West

The Board of Directors recommends you vote FOR proposals 2, 3 and 4, and FOR each item of proposal 5.

2.	Ratification of selection of Ernst & Young LLP as independent auditors of Capital One for 2014.

3.	Approval of Capital One’s Third Amended and Restated 2004 Stock Incentive Plan.

4.	Advisory approval of Capital One’s 2013 Named Executive Officer compensation.

5.	Approval of amendments to Capital One’s Restated Certificate of Incorporation to remove supermajority voting standards applicable to the following actions:

5a.	Future amendments to the Amended and Restated Bylaws and the Restated Certificate of Incorporation

5b.	Removing any director from office

5c.	Certain business combinations

The Board of Directors recommends you vote AGAINST proposal 6.

6.	Stockholder proposal regarding an independent board chairman, if presented at the meeting.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

M68095-P45408-Z62110

M68096-P45408-Z62110

To: The Stockholders of Record of Capital One Financial Corporation as of the Close of Business on March 6, 2014

Notice of Proposed Amendment of Certificate of Incorporation

In accordance with Section 242 of the Delaware General Corporation Law, Capital One Financial Corporation (the “Company”) hereby provides notice that amendments to the Company’s Restated Certificate of Incorporation (the “Certificate”) will be proposed for adoption at its 2014 Annual Stockholder Meeting. A brief summary of the amendments, which are listed in the proxy statement for the 2014 Annual Stockholder Meeting as Item 5(a), Item 5(b) and Item 5(c), is set forth below:

•	Future Amendments to the Bylaws and Certain Sections of the Certificate. The Certificate states that a supermajority vote is necessary for stockholders to amend the Company’s Amended and Restated Bylaws (the “Bylaws”) and to amend certain provisions in the Certificate (specifically, the provisions that: authorize the Board of Directors to create and issue rights to purchase Company securities; authorize the Board of Directors and the stockholders to amend the Bylaws; require any stockholder action to occur only at a duly called annual or special meeting of stockholders; and address the election and removal of directors). Item 5(a) proposes to amend the Certificate so that future amendments to the Bylaws and the Certificate can be approved by a majority vote of the outstanding shares.

•	Removal of Directors. The Certificate states that a director can be removed from office only by a supermajority vote of the outstanding shares. Item 5(b) proposes to amend this supermajority voting requirement so that directors can be removed by a majority vote of the outstanding shares.

•	Certain Business Combinations. The Certificate states that approval of certain business combinations requires a supermajority vote of the outstanding shares of voting stock and a supermajority vote of the outstanding shares of voting stock not owned by any Interested Stockholder (as defined in the Certificate), and that similar supermajority votes are required to approve any amendment to the Certificate relating to certain business combinations. Item 5(c) proposes to amend these supermajority voting requirements so that such transactions or amendments can be approved by majority votes.

This summary is qualified in its entirety by reference to Section XIV in the Company’s proxy statement for the 2014 Annual Stockholder Meeting and Appendix B thereto. You are urged to access and read the Company’s proxy statement by following the instructions on this Notice Regarding the Internet Availability of Proxy Materials.